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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in the Form 10-K into the Company's previously filed Registration Statements Nos. 333-23630 and 333-28003.




Arthur Andersen
Chicago, Illinois
September 28, 2000